January 4, 2017

ESSEX ENVIRONMENTAL OPPORTUNITIES FUND (the “Fund”)

Supplement to the Prospectus dated August 30, 2017

Effective immediately, the Sector/Industry Risk” disclosure on page 4 of the Fund’s prospectus is deleted in its entirety and replaced as follows:

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Effective immediately, the Sector/Industry Risk” disclosure on pages 11-12 of the Fund’s prospectus is deleted in its entirety and replaced as follows:

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the industrials sector, it will be exposed to additional risk related to economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, worldwide competition and potential liability for environmental damage. Additionally, industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. To the extent the Fund focuses its investments in the information technology sector, it may be subject to the following risks: rapidly changing technologies; short life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated August 30, 2017, and retain it for future reference.